UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C., 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2026

BONK, INC.

(Exact name of registrant as specified in charter)

Delaware	001-39569	83-2455880
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18801 N Thompson Peak Pkwy Ste 380, Scottsdale, AZ 85255

(Address of principal executive offices) (Zip Code)

(561) 244-7100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BNKK	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Warrants, each exercisable for one share of Common Stock at $8.50 per share	BNKKW	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mart if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 27, 2026 the board of directors (the “Board”) of Bonk, Inc. (the “Company”) appointed Mitchell Rudy to serve as President of the Company, effective immediately.

On April 27, 2026, the Company entered into an employment agreement (the “Employment Agreement”) with Mitchell Rudy.

Under the terms of the Employment Agreement, for serving as the Company’s President, Mr. Rudy will receive an annual base salary equal to $150,000. In addition, Mr. Rudy will be eligible to participate in the Company’s health, life, and disability insurance programs and such other benefit programs as the Company may establish from time to time for its employees, in accordance with the Company’s established procedures. The Employment Agreement includes typical non-disclosure and restrictive covenant provisions that the executive must comply with.

The above summary does not purport to be a complete summary of the Employment Agreement and is qualified in its entirety by reference to the full text of the Employment agreement, a copy of which is filed herewith as Exhibit 10.1 and which is incorporated by reference herein.

There are no arrangements or understandings between Mr. Rudy and any other persons pursuant to which he was appointed as President. There are no family relationships between Mr. Rudy and any director or executive officer of the Company. Mr. Rudy is not a party to any transaction requiring disclosure pursuant to Item 404(a) of Regulation S-K.

Item 7.01 Regulation FD Disclosure.

On April 29, 2026, the Company issued a press release regarding the appointment, a copy of which is furnished as Exhibit 99.1 hereto.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

10.1	Employment Agreement, dated April 27, 2026, by and between Mitchell Rudy and the Company
99.1	Press Release dated April 29, 2026 announcing appointment of Mitchell Rudy as President
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 29, 2026

BONK, INC.

By:	/s/ Jarrett Boon
Jarrett Boon
Chief Executive Officer

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